[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) HIGH INCOME SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) HIGH INCOME SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief
Investment Officer, President and Director               J. DALE SHERRATT (born 09/23/38) Trustee
                                                         Insight Resources, Inc. (acquisition planning
INDEPENDENT TRUSTEES                                     specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director (until January 2002)
Private investor and real estate consultant;
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy            WARD SMITH (born 09/13/30) Trustee
related services), Director; Eastern Enterprises         Private investor; Sundstrand Corporation
(diversified services company), Chairman, Trustee        (manufacturer of highly engineered products for
and Chief Executive Officer (until November 2000)        industrial and aerospace applications), Director
                                                         (until June 1999)
ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 2.56% and Service Class shares 2.33%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to returns of 1.07% and -2.41%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classifications, adjusted for the reinvestment of capital gains distributions and income dividends.

The past year was a challenging one for high-yield bonds, exemplified by two key factors: A rash of "fallen angels," or companies that saw their investment-grade debt downgraded to high-yield status; and default rates that hovered around 10% for the second year in a row, a situation not seen since 1990-91. The result was a reduction in demand for high-yield bonds, which led to a decline in prices.

A host of factors contributed to these concerns. Many companies whose bonds trade in the high-yield market had become highly leveraged in the late 1990s in an effort to expand their businesses, but got caught by the economic contraction of 2001. The utilities and telecom sectors were among the hardest hit. Highly publicized accounting scandals rocked utilities giant Enron and telecom leader WorldCom, contributing to a sell-off in the their sectors and to a broad erosion of investor confidence across the high-yield market. Overcapacity in these sectors created by expansion efforts in the late 1990s also put downward pressure on prices throughout 2002.

The series outperformed its benchmarks as MFS analysts and managers across many sectors were able to identify some potential problems early and steer away from those companies and sectors. We believe this is an indication of the benefits of MFS Original Research(R). When debt issued by corporations was downgraded from investment-grade to high-yield status, our investment-grade credit analysts worked with high-yield analysts to determine which bonds were appropriate for the series.

The series benefited from an emphasis on the broadcasting sector. In 2001, revenues for many broadcasting companies had declined as advertisers tightened their budgets. We identified this as a lull in the sector, and in late 2001 we invested accordingly. Broadcasting turned out to be one of the best-performing sectors in the market in 2002. Companies such as Lynn Broadcasting had experienced a decline in cash flow when advertising slowed. However, we believed that Lynn and other broadcasting firms continued to have many of the fundamental strengths we look for through our bottom-up research process: they were well managed, held assets (such as TV stations in major markets) that were coveted by other companies, were in an industry that appeared to have reached a trough, and continued to generate positive cash flow, despite earlier difficulties.

The portfolio's performance was held back by its holdings in the cable TV industry and in particular by its position with Adelphia Communications Corp., as several of the company's senior executives were charged with fraud in 2002. The sector has historically been a strong-performing one in the high-yield market, but suffered because of increased competition from direct broadcast companies like EchoStar and DirecTV. However, the portfolio was underweighted in this sector, mitigating the potential damage to performance.

In 2003, we believe the high-yield market stands to benefit from an expected improvement in the supply-demand imbalance in the marketplace. For example, there were substantial inflows into high-yield bonds beginning in the fourth quarter of 2002, and we expect that to continue. And while demand has increased, supply has not kept pace, as companies have tried to reign in debt under the glare of investor scrutiny. In addition, we believe that the debt default rate has already peaked and is poised to improve. For these reasons, as of the end of 2002, we believe that high-yield bonds are attractive relative to other sectors of the fixed-income market. We caution, however, that the high-yield market may continue to experience volatility in the months ahead.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income and high-yield portfolios of our mutual funds, variable annuities, offshore investment products, and institutional products. He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995
Class inception:  Initial Class  July 26, 1995
                  Service Class  May 1, 2000

Size: $137.9 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index information is from August 1, 1995.)

                     MFS High                                Lehman Brothers
                  Income Series -         Lipper High          High Yield
                   Initial Class        Yield Bond Index       Bond Index
    "8/95"           10,000                  $10,000             $10,000
    "12/96"          10,525                   11,627              11,599
    "12/98"          13,370                   13,352              13,495
    "12/00"          14,206                   12,355              12,230
    "12/02"          13,533                   12,014              12,914

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                +2.56%      -2.30%      +3.82%    +38.80%
--------------------------------------------------------------------------------
Average Annual Total Return            +2.56%      -0.77%      +0.75%    + 4.51%
--------------------------------------------------------------------------------

SERVICE CLASS
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                +2.33%      -2.76%      +3.33%    +38.14%
--------------------------------------------------------------------------------
Average Annual Total Return            +2.33%      -0.93%      +0.66%    + 4.44%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Lipper High Yield Bond Index+          -2.41%      -4.54%      -1.86%    + 2.64%
--------------------------------------------------------------------------------
Lehman Brothers High Yield
  Bond Index#                          +1.07%      -1.94%      -0.38%    + 3.62%
--------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index information is from
    August 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FORM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Bonds - 88.0%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 82.9%
  Advertising & Broadcasting - 10.3%
    Acme Television LLC, 10.875s, 2004                                                 $   740       $    752,950
    Allbritton Communications Co., 9.75s, 2007                                             505            522,675
    Allbritton Communications Co., 7.75s, 2012##                                         1,200          1,201,500
    CD Radio, Inc., 14.5s, 2009**                                                           50             19,750
    Chancellor Media Corp., 8.125s, 2007                                                   785            817,381
    Chancellor Media Corp., 8.75s, 2007                                                    200            208,750
    Chancellor Media Corp., 8s, 2008                                                       780            851,175
    Cox Radio, Inc., 6.625s, 2006                                                          300            309,511
    Dex Media East LLC, 9.875s, 2009##                                                     355            379,850
    Echostar DBS Corp., 10.375s, 2007                                                      665            719,862
    Echostar DBS Corp., 9.375s, 2009                                                     1,170          1,237,275
    Emmis Communications Corp., 8.125s, 2009                                               625            646,875
    Emmis Communications Corp. 0s to 2006, 12.5s to 2011                                   511            410,077
    Entercom Radio LLC, 7.625s, 2014                                                       540            567,000
    Granite Broadcasting Corp., 10.375s, 2005                                               55             47,575
    Granite Broadcasting Corp., 8.875s, 2008                                                50             41,000
    Lamar Media Corp., 7.25s, 2013                                                         200            203,000
    LIN Holdings Corp. 0s to 2003, 10s to 2008                                             820            837,425
    LIN Television Corp., 8s, 2008                                                         350            370,563
    Panamsat Corp., 8.5s, 2012##                                                           450            429,750
    Paxson Communications Corp., 10.75s, 2008                                              460            453,675
    Paxson Communications Corp. 0s to 2006, 12.25s to 2009                                 350            222,250
    Primedia, Inc., 8.875s, 2011                                                           410            372,075
    Radio One, Inc., 8.875s, 2011                                                          570            609,900
    RH Donnelley Finance Corp., 8.875s, 2010##                                             330            353,100
    RH Donnelley Finance Corp., 10.875s, 2012##                                            215            234,350
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                                       700            724,500
    XM Satellite Radio, Inc., 14s, 2010                                                    175            119,000
    Young Broadcasting, Inc., 8.5s, 2008                                                   485            500,763
                                                                                                     ------------
                                                                                                     $ 14,163,557
-----------------------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    Alliant Techsystems, Inc., 8.5s, 2011                                              $   325       $    351,000
    Argo-Tech Corp., 8.625s, 2007                                                           85             58,650
    K & F Industries, Inc., 9.25s, 2007                                                    465            481,275
    K & F Industries, Inc., 9.625s, 2010##                                                 340            345,950
                                                                                                     ------------
                                                                                                     $  1,236,875
-----------------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Airplane Pass-Through Trust, 10.875s, 2019                                         $    74       $      1,482
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                            161            140,084
                                                                                                     ------------
                                                                                                     $    141,566
-----------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2005                                              $    65       $     20,150
    Westpoint Stevens, Inc., 7.875s, 2008                                                  525            152,250
                                                                                                     ------------
                                                                                                         $172,400
-----------------------------------------------------------------------------------------------------------------
  Automotive - 3.6%
    Actuant Finance Corp., 13s, 2009                                                   $   214       $    250,380
    American Axle & Manufacturing, Inc., 9.75s, 2009                                       615            659,587
    Arvinmeritor, Inc., 8.75s, 2012                                                        580            611,900
    Collins & Aikman Prods Co., 10.75s, 2011                                               500            476,250
    Cummins, Inc., 9.5s, 2010##                                                            200            213,000
    Dana Corp., 10.125s, 2010                                                              105            106,313
    Dana Corp., 9s, 2011                                                                   505            487,325
    Delco Remy International, Inc., 8.625s, 2007                                           150            123,000
    Delco Remy International, Inc., 11s, 2009                                               65             33,475
    Dura Operating Corp., 9s, 2009                                                         255            232,050
    Hayes Lemmerz International, Inc., 11.875s, 2006**##                                   195            109,200
    Lear Corp., 8.11s, 2009                                                                595            629,212
    Metaldyne Corp., 11s, 2012                                                             220            180,400
    Navistar International Corp., 9.375s, 2006                                             400            384,000
    Trimas Corp., 9.875s, 2012##                                                           375            371,250
    Venture Holdings, 9.5s, 2005**                                                         285             62,700
                                                                                                     ------------
                                                                                                     $  4,930,042
-----------------------------------------------------------------------------------------------------------------
  Basic Industry - 0.4%
    Day International Group, Inc., 11.125s, 2005                                       $    50       $     51,000
    Foamex L.P. Capital Corp., 10.75s, 2009##                                              215            150,500
    International Wire Group, Inc., 11.75s, 2005                                           175            105,875
    Rexnord Corp., 10.125s, 2012##                                                         200            205,000
    Thermadyne Holdings Corp. 0s to 2003, 12.5s to 2008**                                  625              3,125
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                                 150             40,500
                                                                                                     ------------
                                                                                                     $    556,000
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.1%
    Charter Communications Holdings, 8.25s, 2007                                       $ 1,045       $    465,025
    Charter Communications Holdings, 8.625s, 2009                                          325            144,625
    CSC Holdings, Inc., 8.125s, 2009                                                     1,655          1,590,869
    Insight Midwest, 9.75s, 2009                                                           850            807,500
    Mediacom Broadband LLC & Media, 11s, 2013                                              685            695,275
    Mediacom LLC/Capital Corp., 9.5s, 2013                                                 600            540,000
    NTL Communications Corp. 0s to 2003, 12.375s to 2008**                                 365             27,375
    NTL, Inc. 0s to 2003, 9.75s to 2008**##                                                510             40,800
                                                                                                     ------------
                                                                                                     $  4,311,469
-----------------------------------------------------------------------------------------------------------------
  Building - 2.8%
    American Standard, Inc., 7.125s, 2003                                              $    70       $     70,000
    American Standard, Inc., 7.375s, 2008                                                1,705          1,781,725
    American Standard, Inc., 7.625s, 2010                                                  175            185,500
    Atrium Cos, Inc., 10.5s, 2009                                                          340            329,800
    Formica Corp., 10.875s, 2009**                                                         235             56,400
    MMI Products, Inc., 11.25s, 2007                                                       645            594,206
    Nortek, Inc., 9.25s, 2007                                                              505            518,888
    Nortek, Inc., 8.875s, 2008                                                             300            306,750
                                                                                                     ------------
                                                                                                     $  3,843,269
-----------------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    General Binding Corp., 9.375s, 2008                                                $   520       $    410,800
    United Stationers Supply Co., 8.375s, 2008                                             950            958,313
                                                                                                     ------------
                                                                                                     $  1,369,113
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 2.8%
    Acetex Corp., 10.875s, 2009                                                        $   350       $    371,000
    Huntsman ICI Holdings, 9.875s, 2009                                                     90             90,000
    Huntsman ICI Holdings, 10.125s, 2009                                                   535            444,050
    Johnson Diversey, Inc., 9.625s, 2012##                                               1,120          1,178,847
    Lyondell Chemical Co., 9.625s, 2007                                                     90             86,400
    Lyondell Chemical Co., 9.875s, 2007                                                    510            489,600
    Lyondell Chemical Co., 9.5s, 2008                                                      400            372,000
    MacDermid, Inc., 9.125s, 2011                                                          390            416,325
    Noveon, Inc., 11s, 2011                                                                150            164,625
    PCI Chemicals Canada Co., 10s, 2008                                                     13              9,346
    Pioneer Americas LLC, 5.298s, 2006                                                       4              3,077
    Sovereign Specialty Chemicals, 11.875s, 2010                                           245            220,500
                                                                                                     ------------
                                                                                                     $  3,845,770
-----------------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 1.9%
    Iron Mountain, Inc., 8.625s, 2013                                                  $ 1,510       $  1,577,950
    Williams Scotsman, Inc., 9.875s, 2007                                                1,100          1,017,500
                                                                                                     ------------
                                                                                                     $  2,595,450
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Kindercare Learning Centers, Inc., 9.5s, 2009                                      $   635       $    615,950
    Samsonite Corp., 10.75s, 2008                                                          755            611,550
    Sealy Mattress Co., 9.875s, 2007                                                       435            417,600
    Simmons Co., 10.25s, 2009                                                              450            477,000
                                                                                                     ------------
                                                                                                     $  2,122,100
-----------------------------------------------------------------------------------------------------------------
  Containers - 4.0%
    Ball Corp., 8.25s, 2008                                                            $   655       $    689,387
    Bway Corp., 10s, 2010##                                                                125            129,688
    Consolidated Container Co., 10.125s, 2009                                              360            226,800
    Huntsman Packaging, Corp., 13s, 2010                                                   485            444,987
    Owens Brockway Glass Container, 8.875s, 2009                                         2,200          2,266,000
    Plastipak Holdings, Inc., 10.75s, 2011                                                 700            735,875
    Pliant Corp., 13s, 2010                                                                370            338,550
    Silgan Holdings, Inc., 9s, 2009                                                        730            761,025
                                                                                                     ------------
                                                                                                     $  5,592,312
-----------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.7%
    Anthracite CDO I Ltd., 6s, 2037##                                                  $   290       $    209,072
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                                      550            446,923
    Morgan Stanley Capital I, Inc., 6.12s, 2031                                            350            327,880
                                                                                                     ------------
                                                                                                     $    983,875
-----------------------------------------------------------------------------------------------------------------
  Defense Electronics - 2.2%
    L-3 Communications Corp., 8s, 2008                                                 $   125       $    129,687
    L-3 Communications Corp., 7.625s, 2012                                               2,000          2,060,000
    MOOG, Inc., 10s, 2006                                                                  825            829,125
                                                                                                     ------------
                                                                                                     $  3,018,812
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 3.8%
    Belden & Blake Corp., 9.875s, 2007                                                 $   405       $    344,250
    Chesapeake Energy Corp., 8.125s, 2011##                                              1,250          1,287,500
    Continental Resources, Inc., 10.25s, 2008                                              200            178,000
    Encore Acquisition Co., 8.375s, 2012##                                                 590            613,600
    Magnum Hunter Resources, Inc., 9.6s, 2012                                              215            228,437
    Mission Resources Corp., 10.875s, 2007                                                 340            204,000
    Pemex Project Funding Master Trust, 9.125s, 2010                                       241            275,945
    Pioneer Natural Resources Co., 9.625s, 2010                                            180            214,137
    Pioneer Natural Resources Co., 7.5s, 2012                                              365            394,670
    Stone Energy Corp., 8.25s, 2011                                                        135            139,388
    Vintage Petroleum, Inc., 8.25s, 2012                                                   520            540,800
    Westport Resources Corp., 8.25s, 2011                                                  750            787,500
                                                                                                     ------------
                                                                                                     $  5,208,227
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    AMC Entertainment, Inc., 9.5s, 2011                                                $   585       $    576,225
    AOL Time Warner, Inc., 6.875s, 2012                                                    200            211,221
    Regal Cinemas Corp., 9.375s, 2012                                                      525            559,125
                                                                                                     ------------
                                                                                                     $  1,346,571
-----------------------------------------------------------------------------------------------------------------
  Finance - 0.2%
    Ford Motor Credit Co., 7.25s, 2011                                                 $   295       $    286,644
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.3%
    Burns Philip Capital Property Ltd., 9.75s, 2012##                                  $   865       $    830,400
    Michael Foods, Inc., 11.75s, 2011                                                      855            957,600
                                                                                                     ------------
                                                                                                     $  1,788,000
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 4.0%
    Bowater Canada Finance Corp., 7.95s, 2011                                          $   400       $    422,666
    Buckeye Cellulose Corp., 8.5s, 2005                                                    190            171,950
    Buckeye Cellulose Corp., 9.25s, 2008                                                   425            365,500
    Buckeye Technologies, Inc., 8s, 2010                                                   100             80,750
    Fibermark, Inc., 10.75s, 2011                                                          380            383,800
    Graphic Packaging Corp., 8.625s, 2012                                                  245            257,862
    Greif Brothers Corp., 8.875s, 2012                                                     420            445,200
    Jefferson Smurfit Corp., 8.25s, 2012                                                 1,020          1,040,400
    MDP Acquisitions PLC, 9.625s, 2012##                                                   515            535,600
    Riverwood International Corp., 10.625s, 2007                                         1,700          1,759,500
    Riverwood International Corp., 10.875s, 2008                                            10             10,050
    Speciality Paperboard, Inc., 9.375s, 2006                                              125            118,125
                                                                                                     ------------
                                                                                                     $  5,591,403
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 10.1%
    Ameristar Casinos, Inc., 10.75s, 2009                                              $   175       $    191,625
    Argosy Gaming Co., 9s, 2011                                                            605            640,544
    Argosy Gaming Co., 10.75s, 2009                                                        445            489,500
    Aztar Corp., 8.875s, 2007                                                              785            800,700
    Boyd Gaming Corp., 9.25s, 2009                                                         675            734,062
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                               895            957,650
    Corrections Corp. of America, 9.875s, 2009##                                           330            349,800
    HMH Properties, Inc., 8.45s, 2008                                                    1,090          1,076,375
    Hollywood Park, Inc., 9.25s, 2007                                                      450            398,250
    Hollywood Park, Inc., 9.5s, 2007                                                       230            204,700
    Horseshoe Gaming LLC, 8.625s, 2009                                                     615            653,438
    Isle of Capri Casinos, Inc., 8.75s, 2009                                               360            369,900
    ITT Corp., 6.75s, 2005                                                                 263            263,000
    Mandalay Resort Group, 9.5s, 2008                                                      470            520,525
    MGM Mirage, Inc., 8.5s, 2010                                                           580            640,900
    MGM Mirage, Inc., 8.375s, 2011                                                       1,185          1,276,837
    Park Place Entertainment Corp., 8.875s, 2008                                           255            270,958
    Park Place Entertainment Corp., 8.125s, 2011                                         1,170          1,213,875
    Starwood Hotels & Resorts, 7.875s, 2012##                                              510            504,900
    Station Casinos, Inc., 8.375s, 2008                                                  1,000          1,062,500
    Station Casinos, Inc., 8.875s, 2008                                                    230            239,200
    Station Casinos, Inc., 9.875s, 2010                                                    230            249,550
    Vail Resorts, Inc., 8.75s, 2009                                                        485            497,125
    Venetian Casino Resort LLC, 11s, 2010##                                                270            282,150
                                                                                                     ------------
                                                                                                     $ 13,888,064
-----------------------------------------------------------------------------------------------------------------
  Home Construction - 0.7%
    WCI Communities, Inc., 9.125s, 2012                                                $   220       $    198,000
    D. R. Horton, Inc., 8s, 2009                                                           795            795,000
                                                                                                     ------------
                                                                                                     $    993,000
-----------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.7%
    Willis Corroon Corp., 9s, 2009                                                     $   960       $  1,012,800
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 4.1%
    Agco Corp., 9.5s, 2008                                                             $   960       $  1,036,800
    Blount, Inc., 7s, 2005                                                                 555            468,975
    Blount, Inc., 13s, 2009                                                                 50             31,125
    Columbus Mckinnon Corp., 8.5s, 2008                                                    620            446,400
    JLG Industries, Inc., 8.375s, 2012                                                     410            340,300
    Joy Global, Inc., 8.75s, 2012                                                          485            505,612
    Manitowoc Co., Inc., 10.375s, 2011                                                     290            300,207
    Manitowoc Co., Inc., 10.5s, 2012##                                                     115            119,313
    Motors & Gears, Inc., 10.75s, 2006                                                     255            219,938
    New Terex Corp., 8.875s, 2008                                                          385            346,981
    NMHG Holding Co., 10s, 2009                                                            222            222,000
    Numatics, Inc., 9.625s, 2008                                                           140             65,800
    SPX Corp., 7.5s, 2013                                                                  725            734,969
    Terex Corp., 10.375s, 2011                                                             335            314,900
    United Rentals North America, Inc., 10.75s, 2008                                       500            495,000
                                                                                                     ------------
                                                                                                     $  5,648,320
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.6%
    Alliance Imaging, Inc., 10.375s, 2011                                              $   445       $    433,875
    Amerisource Bergen Corp., 7.25s, 2012##                                                555            568,875
    Beverly Enterprises, Inc., 9.625s, 2009                                                565            474,600
    Fisher Scientific International, Inc., 9s, 2008                                        325            338,813
    Fisher Scientific International, Inc., 8.125s, 2012                                    560            579,600
    HCA Healthcare Co., 7.875s, 2011                                                     1,235          1,354,039
    Insight Health Services Corp., 9.875s, 2011                                            300            288,000
    NDC Health Corp., 10.5s, 2012##                                                        250            250,000
    Prime Medical Services, Inc., 8.75s, 2008                                              120            111,000
    Triad Hospital, Inc., 8.75s, 2009                                                      500            535,625
                                                                                                     ------------
                                                                                                     $  4,934,427
-----------------------------------------------------------------------------------------------------------------
  Metals & Mining - 1.8%
    Century Aluminum Co., 11.75s, 2008                                                 $    65       $     63,050
    Compass Minerals Group, Inc., 10s, 2011                                                460            503,700
    Doe Run Resources Corp., 11.75s, 2008(+)                                                87             29,830
    P&L Coal Holdings Corp., 8.875s, 2008                                                  268            281,400
    P&L Coal Holdings Corp., 9.625s, 2008                                                1,129          1,192,506
    Ryerson Tull, Inc., 9.125s, 2006                                                       395            373,013
                                                                                                     ------------
                                                                                                     $  2,443,499
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.8%
    Plains All American Pipeline LP, 7.75s, 2012##                                     $ 1,010       $  1,050,400
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Dresser, Inc., 9.375s, 2011                                                        $   730       $    733,650
    Grant Prideco, Inc., 9s, 2009##                                                         50             52,000
    Gulfmark Offshore, Inc., 8.75s, 2008                                                   625            631,250
    SESI LLC, 8.875s, 2011                                                                 215            219,300
                                                                                                     ------------
                                                                                                     $  1,636,200
-----------------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Tesoro Petroleum Corp., 9.625s, 2012                                               $   445       $    289,250
-----------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.6%
    Allied Waste North America, Inc., 7.625s, 2006                                     $   690       $    686,550
    Allied Waste North America, Inc., 8.875s, 2008                                         690            700,350
    Allied Waste North America, Inc., 10s, 2009                                            190            188,575
    Waste Management, Inc., 6.875s, 2009                                                   255            267,752
    Waste Management, Inc., 6.375s, 2012##                                                 380            391,038
                                                                                                     ------------
                                                                                                     $  2,234,265
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.3%
    American Media Operations, Inc., 10.25s, 2009                                      $   720       $    745,200
    Hollinger International Publishing, Inc., 9.25s, 2007                                  215            224,944
    Hollinger International Publishing, Inc., 9s, 2010##                                 1,150          1,160,062
    Liberty Group Operating, Inc., 9.375s, 2008                                             45             39,206
    Mail Well Corp., 9.625s, 2012                                                          260            231,400
    Transwestern Publishing Co., 9.625s, 2007                                              635            663,575
    World Color Press, Inc., 7.75s, 2009                                                   135            139,509
                                                                                                     ------------
                                                                                                     $  3,203,896
-----------------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Kansas City Southern Railway Co., 7.5s, 2009                                       $   470       $    495,850
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Yum Brands, Inc., 7.7s, 2012                                                       $   385       $    400,400
-----------------------------------------------------------------------------------------------------------------
  Sovereign Bonds - 0.2%
    United Mexican States, 8.375s, 2011                                                $   233       $    263,290
-----------------------------------------------------------------------------------------------------------------
  Steel - 1.1%
    AK Steel Corp., 7.875s, 2009                                                       $   260       $    262,600
    AK Steel Corp., 7.75s, 2012##                                                          375            377,812
    Commonwealth Aluminum Corp., 10.75s, 2006                                              195            195,244
    Jorgensen Earle M. Co., 9.75s, 2012                                                    320            325,600
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                                       225            150,750
    WCI Steel, Inc., 10s, 2004                                                             700            185,500
                                                                                                     ------------
                                                                                                     $  1,497,506
-----------------------------------------------------------------------------------------------------------------
  Stores - 2.9%
    Advance Stores, Inc., 10.25s, 2008                                                 $   250       $    265,000
    Cole National Group, Inc., 8.625s, 2007                                                300            283,500
    Cole National Group, Inc., 8.875s, 2012                                                665            625,100
    Dollar General Corp., 8.625s, 2010                                                     410            422,300
    Finlay Enterprises, Inc., 9s, 2008                                                     200            176,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                                                775            728,500
    Gap, Inc., 10.55s, 2008                                                                540            588,600
    J.Crew Operating Corp., 10.375s, 2007                                                  320            268,800
    PCA LLC, 11.875s, 2009##                                                               465            471,975
    Saks, Inc., 8.25s, 2008                                                                215            213,925
                                                                                                     ------------
                                                                                                     $  4,043,700
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Fleming Cos., Inc., 10.625s, 2007                                                  $    95       $     61,750
    Fleming Cos., Inc., 10.125s, 2008                                                      385            331,100
    Fleming Cos., Inc., 9.25s, 2010                                                        105             82,425
    Roundys, Inc., 8.875s, 2012                                                            620            607,600
    Southland Corp., 5s, 2003                                                              600            578,250
                                                                                                     ------------
                                                                                                     $  1,661,125
-----------------------------------------------------------------------------------------------------------------
  Technology - 1.1%
    Unisys Corp., 8.125s, 2006                                                         $ 1,185       $  1,235,363
    Unisys Corp., 7.875s, 2008                                                             325            331,500
                                                                                                     ------------
                                                                                                     $  1,566,863
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.3%
    Alamosa Holdings, Inc. 0s to 2005, 12.875s to 2010                                 $   390       $     70,200
    American Cellular Corp., 9.5s, 2009                                                    205             38,950
    Centennial Cellular Operating Co., 10.75s, 2008                                        500            270,000
    Nextel Communications, Inc. 0s to 2003, 9.95s to 2008                                  985            901,275
    Rural Cellular Corp., 9.75s, 2010                                                      175            105,000
    Triton PCS, Inc., 8.75s, 2011                                                          535            433,350
                                                                                                     ------------
                                                                                                     $  1,818,775
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.1%
    MJD Communications, Inc., 9.5s, 2008                                               $   185       $    127,650
    Nextlink Communications, Inc. 0s to 2004, 12.25s to 2009**                             175                219
                                                                                                     ------------
                                                                                                     $    127,869
-----------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.1%
    Stena AB, 9.625s, 2012##                                                           $   100       $    103,250
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    Firstenergy Corp., 6.45s, 2011                                                     $   240       $    238,762
    PSEG Power LLC, 7.75s, 2011                                                            233            247,159
    PSEG Power LLC, 8.625s, 2031                                                           331            356,408
    Teco Energy, Inc., 10.5s, 2007##                                                       160            156,800
    Teco Energy, Inc., 7s, 2012                                                             95             79,800
    TXU Corp., 6.375s, 2006                                                                300            274,500
                                                                                                     ------------
                                                                                                     $  1,353,429
-----------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Amerigas Partners LP, 8.875s, 2011                                                 $   525       $    546,000
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                     $114,315,633
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds - 5.1%
  Belgium - 0.1%
    Tele 1 Europe B.V., 13s, 2009 (Telecommunications - Wireline)**                    $   385       $     53,900
-----------------------------------------------------------------------------------------------------------------
  Canada - 1.7%
    Tembec Industry, Inc., 7.75s, 2012 (Forest & Paper Products)                       $ 1,055       $  1,023,350
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest & Paper Products)                      335            371,806
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest & Paper Products)                      146            157,003
    Canwest Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)                        385            410,987
    Quebecor Media, Inc., 11.125s, 2011 (Advertising & Broadcasting)                       275            253,344
    Russel Metals, Inc., 10s, 2009 (Metals & Mining)                                       145            152,975
                                                                                                     ------------
                                                                                                     $  2,369,465
-----------------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Messer Grieshiem, 10.375s, 2011 (Chemicals)                                       EUR  145       $    162,644
-----------------------------------------------------------------------------------------------------------------
  Greece
    Fage Dairy Industries S.A., 9s, 2007 (Food & Beverage Products)                    $    55       $     51,700
-----------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Tyco International Group S. A., 7s, 2028 (Conglomerates)                           $   430       $    378,400
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Corporacion Durango S.A. de C.V., 13.75s, 2009 (Forest & Paper
      Products)**##                                                                    $   641       $    224,350
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Kappa Beheer B.V., 10.625s, 2009 (Forest & Paper Products)                         $   650       $    695,500
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)                                 80             88,000
                                                                                                     ------------
                                                                                                     $    783,500
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                                   $   465       $    418,500
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd., 8.75s, 2007 (Electronics)                          $   300       $    308,250
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                             215            231,662
                                                                                                     ------------
                                                                                                     $    539,912
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Energis PLC, 9.75s, 2009 (Telecommunications - Wireline)**                         $   235       $      4,700
    Euramax International PLC, 11.25s, 2006 (Metals & Mining)                              285            294,263
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecommunications -
      Wireless)**                                                                           50                  5
    Jazztel PLC, 14s, 2009 (Telecommunications - Wireline)**                               185             16,650
    Telewest Communications PLC, 0s to 2004, 9.25s to 2009 (Broadcast &
      Media Cable)**                                                                       760            114,000
    Telewest Communications PLC, 0s to 2005, 11.375s to 2010 (Broadcast &
      Media Cable)**                                                                        40              5,000
    United Biscuit Holding PLC, 10.625s, 2011 (Food & Beverage Products)             EUR   125            146,762
    Xerox Capital Europe PLC, 5.875s, 2004 (Business Services)                         $   860            821,300
                                                                                                     ------------
                                                                                                     $  1,975,130
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                  $  6,957,501
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $126,062,714)                                                          $121,273,134
-----------------------------------------------------------------------------------------------------------------

Stocks - 0.1%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Apparel & Textiles
    Sind Holdings, Inc.*                                                                   539       $     35,035
-----------------------------------------------------------------------------------------------------------------
  Automotive
    Oxford Automotive, Inc.(+)*                                                             82       $     19,042
-----------------------------------------------------------------------------------------------------------------
  Chemicals
    Sterling Chemicals Inc.*                                                               396       $     15,888
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools
    IKS Corp.(+)*                                                                          555        $       749
-----------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.1%
    Metal Management, Inc.*                                                              9,331       $     36,857
-----------------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    ITC Deltacom, Inc.*                                                                 12,406       $     28,906
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $    136,477
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks
  Netherlands
    CompleTel Europe N.V. (Telecommunications - Wireline)*                               1,235       $      6,603
    Versatel Telecom International N.V. ADR
      (Telecommunications - Wireline)*                                                     146                533
                                                                                                     ------------
                                                                                                     $      7,136
-----------------------------------------------------------------------------------------------------------------
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications - Wireline)*                            26        $        73
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $      7,209
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,062,925)                                                           $    143,686
-----------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.6%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.5%
    CSC Holdings, Inc., 11.125s                                                          7,034       $    654,162
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Primedia, Inc., 10s*                                                                 1,500       $     93,000
    Primedia, Inc., 8.625s                                                               1,995            122,692
                                                                                                     ------------
                                                                                                     $    215,692
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    CompleTel Europe N.V.*                                                                  12       $      8,099
    Global Crossings Holdings Ltd., 10.5s*#                                              1,210                605
                                                                                                     ------------
                                                                                                     $      8,704
-----------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,112,197)                                                 $    878,558
-----------------------------------------------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------------------------------------------
    CompleTel Europe N.V. (Telecommunications - Wireline)*                               7,800        $        82
    GT Group Telecommunications, Inc. (Utilities - Telephone)*                             550                  0
    Loral Orion Network Systems, Inc. (Telecommunications - Wireline)*                     100                100
    Loral Orion Network Systems, Inc. (Telecommunications - Wireless)*                     200              1,000
    Ono Finance PLC (Broadcast & Cable TV)*                                                525                  5
    Ono Finance PLC (Broadcast & Cable TV)*                                                140                  2
    Pliant Corp. (Containers)*##                                                           110                550
    Sterling Chemicals, Inc. (Chemicals)(+)*                                               644                  6
    XM Satellite Radio, Inc. (Advertising & Broadcasting)*                                 175                 87
-----------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $126,348)                                                           $      1,832
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 8.5%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $11,686,275 (secured by various U.S. Treasury and Federal Agency
      Obligations in a jointly traded account), at Cost                                $11,685       $ 11,685,496
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $140,049,680)                                                    $133,982,706

Other Assets, Less Liabilities - 2.8%                                                                   3,919,106
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $137,901,812
-----------------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
(+) Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. dollar. A list of abbreviations is shown below:

          EUR = Euro

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $140,049,680)            $133,982,706
  Cash                                                                  491,486
  Receivable for series shares sold                                     926,939
  Interest and dividends receivable                                   2,601,588
  Other assets                                                            1,069
                                                                   ------------
      Total assets                                                 $138,003,788
                                                                   ------------
Liabilities:
  Payable for foreign currency exchange contracts                  $     27,593
  Payable for series shares reacquired                                   70,914
  Payable to affiliates -
    Management fee                                                        2,816
    Reimbursement fee                                                       535
    Distribution fee                                                        118
                                                                   ------------
      Total liabilities                                            $    101,976
                                                                   ------------
Net assets                                                         $137,901,812
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $154,047,726
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (6,094,247)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (18,966,778)
  Accumulated undistributed net investment income                     8,915,111
                                                                   ------------
      Total                                                        $137,901,812
                                                                   ============
Shares of beneficial interest outstanding                           15,659,731
                                                                    ==========
Initial Class:
  Net asset value per share
    (net assets of $120,711,482 / 13,700,017 shares of
    beneficial interest outstanding)                                  $ 8.81
                                                                      ======
Service Class:
  Net asset value per share
    (net assets of $17,190,330 / 1,959,714 shares of
    beneficial interest outstanding)                                  $ 8.77
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 9,598,683
    Dividends                                                           118,898
                                                                    -----------
      Total investment income                                       $ 9,717,581
                                                                    -----------
  Expenses -
    Management fee                                                  $   787,955
    Trustees' compensation                                                2,956
    Shareholder servicing agent fee                                      36,890
    Distribution fee (Service Class)                                     22,257
    Administrative fee                                                    9,322
    Custodian fee                                                        45,339
    Printing                                                             22,222
    Postage                                                                  44
    Auditing fees                                                        22,050
    Legal fees                                                            4,050
    Miscellaneous                                                         2,376
                                                                    -----------
      Total expenses                                                $   955,461
    Fees paid indirectly                                                 (3,823)
    Reimbursement of expenses to investment adviser                      16,165
                                                                    -----------
      Net expenses                                                  $   967,803
                                                                    -----------
        Net investment income                                       $ 8,749,778
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(9,358,226)
    Foreign currency transactions                                       (93,512)
                                                                    -----------
      Net realized loss on investment and foreign
        currency transactions                                       $(9,451,738)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 4,237,237
    Translation of assets and liabilities in foreign
      currencies                                                        (25,200)
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $ 4,212,037
                                                                    -----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $(5,239,701)
                                                                    -----------
          Increase in net assets from operations                    $ 3,510,077
                                                                    ===========

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                              2002                      2001
-------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                      $  8,749,778               $ 7,119,508
  Net realized loss on investments and foreign currency transactions           (9,451,738)               (6,627,197)
  Net unrealized gain on investments and foreign currency translation           4,212,037                   976,010
                                                                             ------------               -----------
    Increase in net assets from operations                                   $  3,510,077               $ 1,468,321
                                                                             ------------               -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                 $ (6,860,943)              $(5,874,444)
  From net investment income (Service Class)                                     (464,318)                      (82)
                                                                             ------------               -----------
    Total distributions declared to shareholders                             $ (7,325,261)              $(5,874,526)
                                                                             ------------               -----------
Net increase in net assets from series share transactions                    $ 54,020,372               $29,989,675
                                                                             ------------               -----------
    Total increase in net assets                                             $ 50,205,188               $25,583,470
Net assets:
  At beginning of period                                                       87,696,624                62,113,154
                                                                             ------------               -----------
  At end of period (including accumulated undistributed net investment
    income of $8,915,111 and $7,144,933, respectively)                       $137,901,812               $87,696,624
                                                                             ============               ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
INITIAL CLASS SHARES                                          2002            2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                       $ 9.22          $ 9.84         $11.49         $11.53        $12.34
                                                            ------          ------         ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                  $ 0.73          $ 0.90         $ 1.05         $ 1.03        $ 1.04
  Net realized and unrealized loss on investments and
    foreign currency                                         (0.50)          (0.68)         (1.75)         (0.28)        (1.02)
                                                            ------          ------         ------         ------        ------
      Total from investment operations                      $ 0.23          $ 0.22         $(0.70)        $ 0.75        $ 0.02
                                                            ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                                $(0.64)         $(0.84)        $(0.95)        $(0.79)       $(0.62)
  From net realized gain on investments and foreign
    currency transactions                                     --              --             --             --           (0.21)
  In excess of net realized gain on investments and
    foreign currency transactions                             --              --             --             --           (0.00)+
                                                            ------          ------         ------         ------        ------
      Total distributions declared to shareholders          $(0.64)         $(0.84)        $(0.95)        $(0.79)       $(0.83)
                                                            ------          ------         ------         ------        ------
Net asset value - end of period                             $ 8.81          $ 9.22         $ 9.84         $11.49        $11.53
                                                            ======          ======         ======         ======        ======
Total return                                                  2.56%           2.07%        (6.67)%          6.44%        (0.18)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.90%           0.91%          0.95%          1.01%         1.03%
  Net investment income(S)(S)                                 8.32%           9.53%          9.79%          8.95%         8.67%
Portfolio turnover                                              68%             64%            70%            76%          146%
Net assets at end of period (000 Omitted)                 $120,711         $84,515        $62,113        $58,596       $42,890

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                         $ 0.73          $ 0.89         $ 1.05         $ 1.03        $ 1.05
        Ratios (to average net assets):
          Expenses##                                          0.88%           1.01%          0.99%          0.97%         0.96%
          Net investment income(S)(S)                         8.34%           9.43%          9.75%          8.99%         8.74%
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to
       January 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                              ---------------------------         DECEMBER 31,
SERVICE CLASS SHARES                                            2002                 2001                2000*
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                         $ 9.20               $ 9.86               $10.56
                                                              ------               ------               ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                    $ 0.70               $ 0.71               $ 0.80
  Net realized and unrealized loss on investments and
    foreign currency                                           (0.49)               (0.54)               (1.50)
                                                              ------               ------               ------
      Total from investment operations                        $ 0.21               $ 0.17               $(0.70)
                                                              ------               ------               ------
Less distributions declared to shareholders from net
  investment income                                           $(0.64)              $(0.83)              $ --
                                                              ------               ------               ------
Net asset value - end of period                               $ 8.77               $ 9.20               $ 9.86
                                                              ======               ======               ======
Total return                                                    2.33%                1.62%               (6.48)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.15%                1.11%                1.15%+
  Net investment income(S)(S)                                   8.16%                8.97%               10.50%+
Portfolio turnover                                                68%                  64%                  70%
Net assets at end of period (000 Omitted)                    $17,190               $3,182               $    0+++

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25%
      of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                           $ 0.70               $ 0.70               $ 0.82
        Ratios (to average net assets):
          Expenses##                                            1.13%                1.21%                1.19%+
          Net investment income(S)(S)                           8.18%                8.87%               10.46%+
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by
       0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated
       to reflect this change in presentation.
     * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Service Class net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 35 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from ordinary income       $7,325,261          $5,874,526

During the year ended December 31, 2002 accumulated undistributed net investment income increased by $345,661, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $345,661 due to differences between book and tax accounting for currency transactions, amortization and accretion on debt securities, and capital losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

           Undistributed ordinary income             $  9,045,194
           Capital loss carryforward                  (17,873,188)
           Unrealized loss                             (6,286,520)
           Other temporary differences                 (1,031,400)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

           EXPIRATION DATE
           ------------------------------------------------------
           December 31, 2006                          $   267,151
           December 31, 2007                              943,276
           December 31, 2008                            1,153,169
           December 31, 2009                            6,621,074
           December 31, 2010                            8,888,518
                                                      -----------
             Total                                    $17,873,188
                                                      ===========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $126,833.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

           First $2 billion                               0.0175%
           Next $2.5 billion                              0.0130%
           Next $2.5 billion                              0.0005%
           In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002, were 0.24% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $    630,915       $   630,856
                                                 ------------       -----------
Investments (non-U.S. government securities)     $112,888,024       $62,382,362
                                                 ============       ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $141,143,269
                                                                  ------------
Gross unrealized depreciation                                     $(11,001,587)
Gross unrealized appreciation                                        3,841,024
                                                                  ------------
    Net unrealized depreciation                                   $ (7,160,563)
                                                                  ============

(5) Shares of Beneficial Interest

Initial Class shares
                                                   YEAR ENDED DECEMBER 31, 2002     YEAR ENDED DECEMBER 31, 2001
                                                 ------------------------------    -----------------------------
                                                       SHARES            AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        11,374,245      $100,109,613       7,146,889     $ 68,107,064
Shares issued to shareholders in
  reinvestment of distributions                       777,003         6,860,934         627,611        5,874,436
Shares reacquired                                  (7,616,124)      (67,059,795)     (4,919,068)     (47,138,097)
                                                   ----------      ------------      ----------     ------------
    Net increase                                    4,535,124      $ 39,910,752       2,855,432     $ 26,843,403
                                                   ==========      ============      ==========     ============

Service Class shares
                                                   YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                                 ------------------------------   ------------------------------
                                                       SHARES            AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         1,586,007      $ 13,862,060         347,903     $  3,166,062
Shares issued to shareholders in
  reinvestment of distributions                        52,762           464,306               7               66
Shares reacquired                                     (24,822)         (216,746)         (2,162)         (19,856)
                                                   ----------      ------------      ----------     ------------
    Net increase                                    1,613,947      $ 14,109,620         345,748     $  3,146,272
                                                   ==========      ============      ==========     ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $894. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                          SETTLEMENT                          CONTRACTS                               CONTRACTS      NET UNREALIZED
                                DATE          CURRENCY       TO DELIVER        IN EXCHANGE FOR         AT VALUE        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
Sales                      2/10/2003               EUR          699,113               $704,007         $711,660           $(27,593)

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $77,485 reduction in cost of securities and a corresponding $77,485 decrease in net unrealized depreciation, based on securities held by the series on January 1, 2001.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.33%.

(C) 2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                       VHI-ANN 2/03 14.5M